SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                                   May 1, 1997
                     ---------------------------------------
                Date of Report (Date of earliest event reported)


                       Interlink Computer Sciences, Inc.
                     ---------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                     ---------------------------------------
                 (State or other jurisdiction of incorporation)


           000-21077                                     94-2990567
     ---------------------                         -----------------------
     (Commission File No.)                  (IRS Employer Identification Number)

                            47370 Fremont Boulevard,
                            Fremont, California 94538
                                 (510) 657-9800
                     ---------------------------------------
                    (Address of Principal Executive Offices)


                                 Not Applicable
                     ---------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.           Other Events

         The purpose of this Current Report on Form 8-K is to report that Interlink Computer Sciences' (the "Company") Vice President of Worldwide Sales, Augustus J. Berkeley, has resigned his position effective June 30, 1997. Until the end of the Company's current fiscal year, Mr. Berkeley will continue to serve as the Company's Vice President of Worldwide Sales. Starting July 1, 1997, Mr. Berkeley will be the Chief Executive Officer of Macro Solutions, Inc. located in Louisana and specializing in systems integration.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Interlink Computer Sciences, Inc.


                                 By:  /S/GLORIA PURDY
                                      ------------------------------------------
                                         Gloria Purdy
                                         Chief Financial Officer and Secretary



                                 Dated: May 1, 1997


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